SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                     Date of Report (Date of earliest event
                                   reported):
                                 April 23, 1998



                            BANKERS TRUST CORPORATION
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               (Exact Name of Registrant as Specified in Charter)




          NEW YORK                 NO. 1-5920                NO. 13-6180473
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(State or Other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)            File Number)              Identification No.)



     130 LIBERTY STREET
     NEW YORK, NEW YORK                                          10006
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(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (212) 250-2500


                       BANKERS TRUST NEW YORK CORPORATION
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.

         On April 21, 1998, at Banker Trust Corporation's (the "Corporation") annual meeting of shareholders, the shareholders approved amendments to the Corporation's restated certificate of incorporation to (1) change the name of the Corporation from "Bankers Trust New York Corporation" to "Bankers Trust Corporation", (2) permit the issuance of series preferred stock with different rights as to the payment of dividends and amounts upon liquidation, dissolution and winding up and redeemable at the option of the holder or another person or upon the happening of an event for cash, property, indebtedness or other securities, (3) permit the approval of a corporate action to be determined based only on the votes cast for and against the action and (4) permit the distribution of one class or series of capital stock to the holders of a different class or series. On April 23, 1998, the Corporation effected such amendments by filing with the Department of State of the State of New York a certificate of amendment to its restated certificate of incorporation.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS.

   (c)      Exhibits.

   3.1 Restated Certificate of Incorporation of the Corporation, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated September 24, 1993, file number 1-5920.

   3.2 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on August 30, 1989, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated September 24, 1993, file number 1-5920.

   3.3 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on June 14, 1990, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated
            September 24, 1993, file number 1-5920.

   3.4 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on March 20, 1992, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated September 24, 1993, file number 1-5920.


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   3.5      Certificate of Amendment of the Restated Certificate of
            Incorporation of the Corporation filed with the State of New York on October 27, 1992, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated September 24, 1993, file number 1-5920.

   3.6 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on January 21, 1993, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated September 24, 1993, file number 1-5920.

   3.7 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on June 1, 1993, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated
            September 24, 1993, file number 1-5920.

   3.8 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on August 18, 1993, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated August 6, 1993, file number 1-5920.

   3.9 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on March 25, 1994, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated March 21, 1994, file number 1-5920.

   3.10 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on August 22, 1994, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated August 12, 1994, file number 1-5920.

   3.11 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on June 29, 1995, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated June 29, 1995, file number 1-5920.

   3.12 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the Department of State of the State of New York on April 23, 1998.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              BANKERS TRUST CORPORATION




Date:  April 24, 1997                     By:    /s/ Gordon S. Calder, Jr.
                                              ------------------------------
                                              Name: Gordon S. Calder, Jr.
                                              Title:  Assistant Secretary



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                                  EXHIBIT INDEX


   3.1 Restated Certificate of Incorporation of the Corporation, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated September 24, 1993, file number 1-5920.

   3.2 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on August 30, 1989, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated September 24, 1993, file number 1-5920.

   3.3 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on June 14, 1990, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated
            September 24, 1993, file number 1-5920.

   3.4 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on March 20, 1992, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated September 24, 1993, file number 1-5920.

   3.5 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on October 27, 1992, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated September 24, 1993, file number 1-5920.

   3.6 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on January 21, 1993, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated September 24, 1993, file number 1-5920.

   3.7 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on June 1, 1993, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated
            September 24, 1993, file number 1-5920.

   3.8 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on August 18, 1993, incorporated by



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            reference to an Exhibit to the Corporation's Current Report on
            Form 8-K dated August 6, 1993, file number 1-5920.

   3.9 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on March 25, 1994, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated March 21, 1994, file number 1-5920.

   3.10 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on August 22, 1994, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated August 12, 1994, file number 1-5920.

   3.11 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the State of New York on June 29, 1995, incorporated by reference to an Exhibit to the Corporation's Current Report on Form 8-K dated June 29, 1995, file number 1-5920.

   3.12 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the Department of State of the State of New York on April 23, 1998.